UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2013

GREENE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	0-25165	14-1809721
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

302 Main Street, Catskill NY		12414
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (518) 943-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2013, Greene County Bancorp, Inc. (the “Company”) amended Article III, Section 2 of its bylaws to reduce the number of members comprising its board from seven to six.

In August 2013 former board member Arthur Place passed away. Mr. Place served on the Company’s board of directors and the board of directors of The Bank of Greene County since 2004.  In recent years, Mr. Place, a certified public accountant, served as the chairman of the Audit Committee, in which capacity he provided the Board with invaluable expertise in accounting and general business matters.

The Company’s Bylaws are attached as Exhibit 3.2 to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit 16 Bylaws of Greene County Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENE COUNTY BANCORP, INC.
September 19, 2013	By:	/s/ Donald E. Gibson
Donald E. Gibson
President and Chief Executive Officer